                                                                    EXHIBIT 10.6

                              LOOMIS, FARGO & CO.
                     UNITHOLDERS OPTION PLAN AND AGREEMENT


     This Unitholders Option Plan and Agreement (the "Unitholders Plan"), entered into this 24th day of January, 1997, by and among Loomis, Fargo & Co., a Delaware corporation (the "Company"), Loomis Holding Corporation, a Delaware corporation ("Holding"), and the persons who are signatories hereto as Unitholders and whose names are set forth on Exhibit A hereto (the
                                             ---------
"Unitholders").

     WHEREAS, in 1995, Holding adopted a Management Equity Growth and Appreciation Plan (the "MEGA Plan"), to be effective as of May 5, 1991, pursuant to which Holding granted to certain of its key employees and certain key employees of Loomis Armored Inc. ("Loomis Armored"), its wholly-owned subsidiary, the potential right to receive certain deferred compensation at a future date, subject to the terms and conditions of the MEGA Plan (each such right, a "Unit"); and

     WHEREAS, each of the Unitholders owns one or more Units issued under the MEGA Plan; and

     WHEREAS, the Company, Holding, Loomis Armored, Borg-Warner Security Corporation, Wells Fargo Armored Service Corporation ("Wells Fargo Armored"), and the Loomis Stockholders Trust, a Delaware business trust (the "Business Trust") have entered into a Contribution Agreement, dated as of November 28, 1996 (as it may be amended and in effect from time to time, the "Contribution Agreement"), pursuant to which, among other things, the businesses of Loomis Armored and Wells Fargo Armored will be combined and Holding will become a wholly-owned subsidiary of the Company (the transactions contemplated by the Contribution Agreement being referred to herein collectively as the "Transactions"); and

     WHEREAS, no "Payment Event" has occurred under the MEGA Plan; and

     WHEREAS, in connection with the Transactions, each of the Company and Holding has determined that, following the consummation of the Transactions, the interests of the Company and the Unitholders would be better served by allowing the Unitholders to participate in the growth of the Company and its subsidiaries through options (the "Options") to purchase the common stock, $0.01 par value (the "Common Stock"), of the Company rather than Units; and

     WHEREAS, the Company and the Business Trust are parties to that certain Stock Contribution Agreement, dated as of the date hereof, whereby the Business Trust has agreed that, to the extent Options are exercised pursuant to this Unitholders Plan, the Business Trust shall contribute that number of shares of Common Stock necessary to satisfy the exercise of such Option upon the receipt by the Business Trust of cash equal to the aggregate Exercise Price (as hereinafter defined) received by the Company in connection with the exercise of such Option.

     NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.     Issuance of Options.  Upon the execution hereof by a
                         -------------------
Unitholder and subject only to the consummation of the Transactions, (a) the Company shall grant to such Unitholder an Option to purchase the number of shares of Common Stock (the "Option Shares") indicated next to his or her name on Exhibit A in exchange for the number of Units there indicated and (b) all of
   ---------
the Units owned by such Unitholder shall be cancelled and of no further force and effect.

     The Options are not intended to be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 (as amended, the "Code").

     Except as set forth on Exhibit A, no Options shall be issuable to any
                            ---------
person under this Unitholders Plan. If and to the extent that Options granted hereunder expire or terminate without having been exercised, the Option Shares covered by such expired or terminated Options may not again be subject to an Option under this Unitholders Plan.

          Section 2.     Administration of the Plan.  This Unitholders Plan
                         --------------------------
shall be administered by the Board of Directors (the "Board") of the Company (or the Board of Directors of any entity succeeding to all or substantially all of the business of the Company, whether by merger, consolidation, transfer of assets or otherwise, (a "Successor Entity")). The Board shall have the authority, in its sole discretion, to construe the Unitholders Plan and the Options granted hereunder, and to make all other determinations necessary or advisable for administering the Unitholders Plan. In carrying out such duties, the Board shall have the maximum discretion possible, subject only to a requirement that it not be arbitrary and capricious. The Board may delegate the responsibility for administering the Unitholders Plan to the compensation committee or any other committee of the Board consisting of no fewer than two
(2) members of the Board.

          Section 3.     Exercise Price.  The price for which each Option Share
                         -------------
may be purchased under any Option granted hereunder (the "Exercise Price") shall be $1.9645675 (the aggregate Exercise Price to be paid at any one time to be rounded to the nearest cent), subject to adjustment as described below and/or in
Section 9 hereof.

     In connection with the Transactions and pursuant to the Contribution Agreement and related documents, the Business Trust may be entitled to certain cash distributions from the Company (including without limitation, payments received by the Business Trust on the NOL Note (as defined in the Contribution Agreement)) and has certain indemnity obligations to the Company and Holding. As of the date of a Triggering Event (as hereinafter defined), the Exercise Price per Option Share shall be adjusted downward or upward, as appropriate, if and to the extent that holders of trust units in the Business Trust (the "Business Trust Participants") have (i) received cash distributions in respect of such trust units, and/or (ii) contributed cash capital to the Business Trust in order to satisfy indemnity payments and related expenses and any other obligations of the Business Trust, pursuant to the following formula:

     First, in the event that the Business Trust Participants have received any cash distribution in respect of their respective trust units, the Exercise Price per Option Share shall be adjusted downward in the amount equal to (A) the aggregate amount of all cash received by the Business Trust Participants as of the Triggering Date, divided by (B) 5,100,000 minus the number of Option Shares
                     ----------
for which Options have been granted hereunder that have expired or terminated and are no longer exercisable; and

     Second, in the event that the Business Trust Participants have paid any cash as capital contributions to the Business Trust, the Exercise Price per Option Share shall then be adjusted upward in the amount equal to (A) the aggregate amount of all cash paid out by the Business Trust Participants as of the Triggering Date, divided by (B) 5,100,000 minus the number of Option Shares
                     ----------
for which Options have been granted hereunder that have expired or terminated and are no longer exercisable.

     Notwithstanding anything in this Section 3 to the contrary, the Exercise Price per Option Share shall never be less than $0.01 per Option Share.

          Section 4.     Exercisability of Options.  No Option granted hereunder
                         -------------------------
shall be exercisable prior to the occurrence of
a Triggering Event. Upon the occurrence of a Triggering Event, an Option issued to any Unitholder hereunder shall become exercisable only to the extent vested; provided, that Options held by any Unitholder who is an employee of the Company
--------
or its subsidiaries on the date of such Triggering Event shall automatically become fully vested and immediately exercisable. Option Shares shall vest on the date set forth on Exhibit A hereto opposite that number of Option Shares,
                      ---------
provided, that any unvested Option Shares shall terminate and lapse on the date
--------
that a Unitholder is not an employee of the Company or its subsidiaries on such date; provided, further, that in the event that Option Shares are fully vested
      --------  -------
on the date hereof, Exhibit A shall indicate that such Option Shares are fully
                    ---------
vested opposite that number of Option Shares. No Option shall be exercisable after January __, 2007, or such earlier date as the Board may determine, in its sole discretion, in connection with a Triggering Event. To the extent that an Option is not exercised within its period of exercisability, it shall expire as to the then unexercised part.

          The Board shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

          For purposes of this Unitholders Plan, a "Triggering Event" shall mean the first to occur of any of the following:

          (a) any sale, disposition, exchange, consolidation, merger or other transaction, as a result of which Wingate Partners, L.P. ("Wingate"), either directly or indirectly through its ownership interest through the Business Trust or otherwise, sells, transfers or otherwise disposes of for value, in the aggregate through one or more transactions, more than 1,250,000 shares of Common Stock to any other person or entity that is not an affiliate of the Company, a Successor Entity or Wingate. For purposes of this paragraph (a), the number of shares of Common Stock to be disposed of or deemed disposed of by Wingate shall be adjusted appropriately to reflect any stock dividends, splits, reclassification or recapitalization of Common Stock following the date hereof, as determined by the Board in good faith; or

          (b) any sale, exchange or other disposition either directly or indirectly, of all or substantially all of the assets of the Company or a Successor Entity (in a single transaction or a series of related transactions) to a person or entity which is not an affiliate of the Company, a Successor Entity or Wingate; or

          (c) a merger or consolidation of the Company or a Successor Entity with or into another entity which is not an affiliate of the Company, a Successor Entity or Wingate (whether or not the Company or such Successor Entity is the survivor) with respect of which more than 50% of the fully diluted Common Stock or common stock of such Successor Entity, as the case may be, is converted into cash or other property; or

          (d) the consummation of an underwritten public offering or series of offerings of Common Stock by the Company or a Successor Entity pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act") producing aggregate gross proceeds to the Company or any Successor Entity and any selling stockholders of at least $100 million.

     Notwithstanding anything in this Agreement to the contrary, the events in paragraphs (a) through (d) of this Section 4 shall not be deemed to be a
                                                   ---
"Triggering Event" for any purpose under this Agreement (other than to accelerate full vesting of the Option Shares held by Unitholders who are employees of the Company or its subsidiaries on the date such event occurs), if the Board determines in good faith that pursuant to the Contribution Agreement and related agreements in connection with the Transactions, the Business Trust Participants may potentially have the right to receive future cash distributions in respect of their trust units in the Business Trust (but only with respect to the right to receive cash distributions directly related to the Contribution Agreement, related agreements and the Transactions, and not solely by virtue of holding trust units in the Business Trust), or may have future obligations to contribute cash capital to the Business Trust in order for the Business Trust to satisfy certain expenses or indemnity claims. In the event the Board makes such a determination prior to or in connection with a Triggering Event, then the Board shall set forth such determination in resolutions of the Board and set forth a date in the future, if then determinable, upon which a Triggering Event shall be deemed to have occurred. In the event that the Board does not set forth a date on which the Triggering Event shall be deemed to have occurred, a Triggering Event shall be deemed to have occurred on the date two years following the date of such event set forth in paragraphs (a) through (d) above.

     Section 5.     Exercise of Options.  Subject to the limitations on exercise
                    -------------------
referred to in Section 4 hereof, Options granted under this Unitholders Plan may be exercised by a Unitholder as to all or part of the Option Shares covered thereby by giving written notice of exercise to the Company's corporate secretary at the principal business office of the Company, specifying the number of Option Shares to be purchased and specifying a business day not more than ten
(10) days from the date such notice is given for the payment of the Exercise Price against delivery of the Option Shares being purchased. In no event shall an Option granted hereunder be exercised for a fraction of a Option Share or for less than one hundred (100) Option Shares unless such exercise represents the total balance of Option Shares for which the Option is then exercisable.

     Section 6.     Grant of Proxy.  So long as that certain Stockholders
                    --------------
Agreement (the "Stockholders Agreement"), to be entered into among the Company, the Business Trust, Wells Fargo Armored and Wingate pursuant to the Contribution Agreement, remains in full force and effect, each Unitholder hereby constitutes and appoints Frederick B. Hegi, Jr. (so long as he is a director of the Company, or, in the event that Frederick B. Hegi, Jr. is no longer a director of the Company, Wingate), with full power of substitution, as his or her true and lawful proxy and attorney-in-fact to vote any and all Option Shares received by such Unitholder upon the exercise of an Option. Each Unitholder acknowledges that the proxy granted hereby is irrevocable, being coupled with an interest, and that such proxy will continue until the termination of the Stockholders Agreement in accordance with its terms.

     Section 7.     Termination of Employment.  In the event of the termination
                    -------------------------
of employment of a Unitholder with the Company or any parent or subsidiary thereof for any reason other than for "cause" (as defined below), an Option may be exercised with respect to vested Option Shares by such Unitholder (or, in the event of death or legal incapacity, by such Unitholder's legal representative or by such person who acquired such Option by bequest or inheritance, upon presentation of a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option) until the later of one year after (a) a Triggering Event or (b) such termination of employment; provided, that nothing in this paragraph shall be construed as
               --------
limiting the Board's authority, in its sole discretion, to accelerate the period of exercisability of such Option in connection with a Triggering Event.

          In the event that a Unitholder's employment with the Company or any parent or subsidiary thereof is terminated for "cause," an Option held by such Unitholder shall terminate and become null and void without any further action by the Company upon such termination for cause.

          For purposes of this Unitholders Plan, "cause" shall mean misconduct (including the deliberate disregard of the Company rules, regulations and procedures as made known to employees from time to time), theft, fraud, embezzlement, misappropriation of customer or the Company funds or property, negligence, breach of trust or confidentiality or any other behavior or acts which bring disrepute upon the Company.

          Notwithstanding anything to the contrary contained in this Unitholders Plan, an Option shall terminate and become null and void if, in the reasonable judgment of the Board, such Unitholder directly or indirectly:

          (a) breaches any obligation to the Company or any parent or subsidiary corporation under any agreement relating to assignment of inventions, disclosure or information or data, or similar matters; or

          (b) within a two (2) year period following termination of employment, competes with the Company, or renders services (as a director, officer, employee, consultant or otherwise) to, or owns more than a 5% equity interest in, any person or entity that competes with the Company; or

          (c) solicits, diverts, hires or takes away any person who is an employee of the Company or advises or induces any employee to terminate his or her employment with the Company; or

          (d) solicits, diverts or takes away any person or entity that is a customer of the Company, or advises or induces any customer or potential customer not to do business with the Company; or

          (e) discloses to any person or entity other than the Company, or makes any use of, any information relating to the technology, know how, products, services, business or data of the Company or its subsidiaries, suppliers, licensors or customers, including but not limited to the names, addresses and special requirements of the customers of the Company; or

          (f) takes any action that impairs or is intended to impair the goodwill of the Company; or

          (g) files any lawsuit against the Company with respect to any transaction constituting a Triggering Event.

     Section 8.     Non-Transferability of Options.  An Option granted hereunder
                    ------------------------------
shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the Unitholder, only by such Unitholder or, in the event of such Unitholder's disability that results in the appointment of a legal representative on behalf of such Unitholder, such legal representative. In addition, an Option may not be assigned, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          Unless otherwise advised by counsel to the Company, a Unitholder may not sell or otherwise dispose of any Option or any Option Shares for a period of six (6) months from the date of this Unitholders Plan.

     Section 9.     Effect of Certain Transactions.  In the event of any change
                    ------------------------------
in the shares subject to the Unitholders Plan or to any Option granted hereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in the capital structure of the Company, but specifically excluding any change in the shares as a result of any proceeding in bankruptcy involving the Company), an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Option Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Option Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option.

     Section 10.    Purchase for Investment.  Except as hereinafter provided,
                    -----------------------
the Board may require the holder of an Option granted hereunder, as a condition of exercise of such Option in the event the Option Shares subject to such Option are not registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws, to execute and deliver to the Company a written statement in form satisfactory to the Board, in which such holder (i) represents and warrants that such holder is purchasing or acquiring the Option Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws, and (ii) agrees that any subsequent resale or distribution of any of such Option Shares shall be made only pursuant to either (1) an effective registration statement under the Securities Act covering such Option Shares and under applicable state securities laws or (2) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions. The Company may place all legends on the Option Shares issued upon the exercise of Options deemed necessary by the Company upon advise from its counsel, including legends relating to restrictions on transferability as a result of the Securities Act and applicable state securities laws.

          Nothing herein shall be construed as requiring the Company to register Option Shares under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Option Shares may contain a legend to the effect that registration rights had not been granted with respect to such shares.

     Section 11.    Termination of Unitholders Plan.  This Unitholders Plan and
                    -------------------------------
all liabilities hereunder shall terminate upon the written agreement of the Business Trust and the Company.

     Section 12.    Withholding Tax.  The Company may require an employee
                    ---------------
exercising an Option granted hereunder to reimburse the corporation which employs such employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Option Shares. In lieu thereof, the corporation which employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board shall prescribe. The corporation that employs such employee may, in its discretion, hold any stock certificate to which such employee may be entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

     Section 13.    Nature of Employment Relationship.  This Unitholders Plan
                    ---------------------------------
does not constitute a contract of employment or any extension of any existing contract of employment. Nothing in this Unitholders Plan shall add to, or subtract from, the respective rights otherwise possessed by a Unitholder and the Company with regard to the Unitholder's continued employment by the Company or any parent or subsidiary corporation or the termination of his employment without cause.

     Section 14.    Successors and Assigns.  This Unitholders Plan shall be
                    ----------------------
binding upon and shall inure to the benefit of the Company, any Successor Entity, and, upon such Unitholder's death, his or her respective heirs, personal representatives, assigns and successors in interest.

     Section 15.    Construction and Severability.  In this Unitholders Plan,
                    -----------------------------
whenever the context so requires, the masculine gender shall include the feminine or neuter, the singular number shall include the plural and the plural shall include the singular. If any of the provisions of this Unitholders Plan shall be unlawful, void or unenforceable in whole or in part for any reason, such provision or such part thereof shall be deemed separable from and shall in no way affect the validity or enforceability of the remaining provisions of this Unitholders Plan.

     Section 16.    Exculpation and Indemnification.  To the fullest extent
                    -------------------------------
permitted by applicable law in effect from time to time, no member of the Board shall be liable for any action or omission of any other member's own part in respect of this Unitholders Plan. The Company hereby agrees to pay all expenses (including, without limitation, legal fees and expenses) incurred by, and satisfy any judgment or lien rendered or levied against, a present or former member of the Board as a result of any proceeding which arises in connection with this Unitholders Plan or the administration thereof; provided, however,
                                                          --------  -------
that the Board first determines that such director was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Payments authorized under this Unitholders Plan shall include, without limitation, amounts paid and expenses incurred in settling any such proceeding. Termination of any proceeding brought in respect of the settlement or a plea of nolo contendere (or equivalent) will not, of itself, create a presumption that the director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company.

          The right to indemnification hereunder shall be a contract right and as such shall run to the benefit of any director who is elected and accepts the position of director of the Company or elects to continue to serve as a director of the Company while this Unitholders Plan is in effect. Any modification or amendment of this Section 16 shall be prospective only and shall not limit the rights of any such director or the obligations of the Company with respect to any claim arising from or related to the services of such director in administering this Unitholders Plan prior to any such modification or amendment. Such right shall include the right to be paid by the Company expenses incurred in investigating and defending any such proceeding in advance of its final disposition to the maximum extent permitted under applicable law, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Company within sixty (60) days after a written claim has been received by such entity, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to such action that such indemnification or advancement of costs of defense are not permitted under applicable state law, but the burden of proving such defenses shall be on the Company. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise. As used herein, the term "proceeding" shall mean any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

          For purposes of this Section 16, the term "director" shall include the estate, executor, administrator, heirs, legatees and assigns of such person.

          The provisions of this Section 16 are in addition to and shall not limit any other rights which a director may have under any provision of the charter or bylaws of the Company, any contract or applicable law.

     Section 17.    Applicable Law.  This Unitholders Plan, and the application
                    --------------
or interpretation thereof and all the schedules or exhibits incorporated herein by reference, shall be governed exclusively by its terms and by the laws of the State of Texas. Notwithstanding anything in this Unitholders Plan to the contrary, the Company shall not be required to issue any Option Shares if such action would, in the opinion of counsel to the Company, result in a violation of any state or federal securities law, and the Company may require that a Unitholder deliver any written representations, written covenants and other documents as the Company or its counsel deems reasonably necessary, if any, including, without limitation, an opinion of counsel reasonably satisfactory to the Company to the effect that delivery of such Option Shares would not result in a violation of any state or federal securities laws.

     Section 18.    Amendment of Plan.  The Unitholders Plan may only be amended
                    -----------------
upon the written agreement of the Company and the Business Trust. No amendment, modification, suspension or termination of the Unitholders Plan shall alter or impair any Options previously granted under the Unitholders Plan without the consent of the holder thereof.

     Section 19.    Entire Agreement.  This Unitholders Plan, together with the
                    ----------------
documents and exhibits referred to herein, constitutes the entire plan and agreement among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Unitholders Plan or as subsequently set forth in a writing signed by all of the parties hereto.

     Section 20.    Termination of MEGA Plan and Units.  Each of Holding and the
                    ----------------------------------
Unitholders hereby expressly agree that, subject only to the consummation of the Transactions, the MEGA Plan is hereby terminated and all Units granted thereunder are hereby cancelled and shall be of no further force and effect.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, this Unitholders Plan and Agreement has been executed, effective as of the day and year first above written.

                              LOOMIS, FARGO & CO.


                              /s/ James B. Mattly
                              ---------------------------
                              James B. Mattly, President


                              LOOMIS HOLDING CORPORATION



                              By: /s/ F. B. Hegi, Jr.
                                 -------------------------
                                    Frederick B. Hegi, Jr.
                                    Chairman


                         UNITHOLDERS:
                         -----------

                              /s/ Daniel W. Belger, Jr
                              ----------------------------
                              Daniel W. Belger, Jr.



                              /s/ James E. McHale
                              ----------------------------
                              James E. McHale



                              /s/ Bruce J. Magelky
                              ----------------------------
                               Bruce J. Magelky



                              /s/ Michael Tawney
                              ----------------------------
                              Michael Tawney



                              /s/ Tommy E. Harden
                              ----------------------------
                              Tommy E. Harden

                              /s/ Michael C. Read
                              ----------------------------
                              Michael C. Read




                              /s/ James K. Jennings, Jr.
                              ----------------------------
                              James K. Jennings, Jr.



                              /s/ James F. Lonsbery
                              ----------------------------
                              James F. Lonsbery



                              /s/ Ricky L. Miller
                              ----------------------------
                              Ricky L. Miller



                              /s/ Larry E. Goswick
                              ----------------------------
                              Larry E. Goswick



                              /s/ Curtis P. Balko
                              ----------------------------
                              Curtis P. Balko



                              /s/ James B. Mattly
                              ----------------------------
                              James B. Mattly



                              /s/ Timothy J. Simpson
                              ----------------------------
                              Timothy J. Simpson



                              /s/ Ernest W. Fereday
                              ----------------------------
                              Ernest W. Fereday



                              /s/ David S. Reed
                              ----------------------------
                              David S. Teed

                              /s/ Edward H. Hamlett
                              ----------------------------
                              Edward H. Hamlett



                              /s/ Mark A. Clark
                              ----------------------------
                              Mark A. Clark



                              /s/ D. Mark Shearer
                              ----------------------------
                              D. Mark Shearer